UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
January 3, 2005 (December 27, 2004)

RANGE RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-9592	34-1312571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 Main Street, Suite 800 Ft. Worth, Texas (Address of principal executive offices)	76102 (Zip Code)

Registrant’s telephone number, including area code: (817) 870-2601

(Former name or former address, if changed since last report): Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Conversion Agreement
2005 Deferred Compensation Plan

Item 1.01 Entry into a Material Definitive Agreement

Conversion Agreement

On December 27, 2004, Range Resources Corporation (the “Company”) and Citigroup Global Markets Inc. (the “Citigroup”) entered into the Conversion Agreement (the “Conversion Agreement”).

Effective as of December 31, 2004, the Conversion Agreement provides for the conversion of all outstanding shares of its 5.9% Cumulative Convertible Preferred Stock (the “5.9% Preferred Stock”), 100% of which are held by Citigroup, into shares of the Company’s common stock (the “Common Stock”).

The Conversion Agreement provides for the payment to Citigroup of cash consideration totaling $2,950,000 (the “Cash Consideration”). Of the Cash Consideration, $2,212,500 represents the approximate value of dividends to which Citigroup would have been entitled for the period between December 31, 2004 through September 30, 2005, and $737,500 represents dividends declared on the 5.9% Preferred Stock for holders of record on December 15, 2004. Pursuant to the terms of the Conversion Agreement, the Company will deliver to Citigroup the Cash Consideration and the shares of Common Stock on January 3, 2005. The Conversion Agreement includes other terms and provisions customary in agreements of this type.

The Conversion Agreement is filed with this Form 8-K as Exhibit 10.1.

2005 Deferred Compensation Plan

In connection with the recent changes to the regulations governing deferred compensation plans imposed by the American Jobs Creation Act of 2004, the Company has adopted the “Range Resources Corporation Deferred Compensation Plan for Directors and Select Employees”, effective January 1, 2005 (the “2005 Deferred Compensation Plan”). The Company has also frozen its Amended and Restated Range Resources Corporation Deferred Compensation Plan for Directors and Select Employees as of the close of business on December 28, 2004 and will not permit further contributions into such plans. The 2005 Deferred Compensation Plan is intended to operate in a manner substantially similar to the old Amended and Restated Deferred Compensation Plan for Select Employees, subject to those new requirements and changes mandated under Section 409A of the Internal Revenue Code.

The 2005 Deferred Compensation Plan of the Company is filed with this Form 8-K as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit
Number	Description
10.1*	Conversion Agreement dated December 27, 2004

10.2*	Range Resources Corporation Deferred Compensation Plan for Directors and Select Employees

     *Filed herewith.

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     Certain information included in this report contains certain statements (other than statements of historical fact) that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used herein, the words “budget,” “budgeted,” “assumes,” “should,” “goal,” “anticipates,” “expects,” “believes,” “seeks,” “plans,” “estimates,” “intends,” “projects” or “targets” and similar expressions that convey the uncertainty of future events or outcomes are intended to identify forward-looking statements. Where any forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, we caution that while we believe these assumptions or bases to be reasonable and to be made in good faith, assumed facts or bases almost always vary from actual results and the difference between assumed facts or bases and the actual results could be material, depending on the circumstances. It is important to note that our actual results could differ materially from those projected by such forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable and such forward-looking statements are based upon the best data available at the date this report is filed with the SEC, we cannot assure you that such expectations will prove correct. Factors that could cause our results to differ materially from the results discussed in such forward-looking statements include, but are not limited to, the following: production variance from expectations, volatility of oil and gas prices, hedging results, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, environmental risks, uncertainties about estimates of reserves, competition, litigation, government regulation, political risks, our ability to implement our business strategy, costs and results of drilling new projects, mechanical and other inherent risks associated with oil and gas production, weather, availability of drilling equipment and changes in interest rates. All such forward-looking statements in this document are expressly qualified in their entirety by the cautionary statements in this paragraph, and the Company undertakes no obligation to publicly update or revise any forward-looking statements.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANGE RESOURCES CORPORATION
By:	/s/ ROGER S. MANNY
Roger S. Manny
Chief Financial Officer

Date: January 3, 2004

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EXHIBIT INDEX

Exhibit
Number	Description
10.1*	Conversion Agreement dated December 27, 2004

10.2*	Range Resources Corporation Deferred Compensation Plan for Directors and Select Employees

*Filed herewith.

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